Exhibit 99.1

Report of Independent Auditors

To the Board of Directors of Easterly Government Properties, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of Acquired Properties (which is comprised of the acquired properties described in Note 1), for the year ended December 31, 2017.

Management’s Responsibility for the Combined Statement of Revenues and Certain Expenses

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain expenses that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain expenses. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the combined statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of Acquired Properties for the year ended December 31, 2017, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A filed by Easterly Government Properties, Inc.) as described in Note 2 and are not intended to be a complete presentation of the Company’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 17, 2019

ACQUIRED PROPERTIES

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)

	Nine Months Ended	Year Ended
	September 30, 2018*	December 31, 2017
	(unaudited)
Revenues
Rental income	$27,972	$38,710
Tenant reimbursements	2,699	4,412
Other income	827	1,199
Total revenues	$31,498	$44,321

Certain expenses
Property operating	6,659	9,600
Real estate taxes	3,955	5,576
Total certain expenses	10,614	15,176

Revenues in excess of certain expenses	$20,884	$29,145

* The nine months ended September 30, 2018 includes the operations of the First Closing Properties for the period from January 1, 2018 through September 12, 2018 and the operations of the Second Closing Properties and the Final Closing Properties for the period from January 1, 2018 through September 30, 2018. Operations of the First Closing Properties for the period from September 13, 2018 through September 30, 2018 are included in the Easterly Government Properties, Inc. Quarterly Report on Form 10-Q for the period ended September 30, 2018 filed with the Securities and Exchange Commission on November 5, 2018.

The accompanying notes are an integral part of the combined statements of revenues and certain expenses.

ACQUIRED PROPERTIES

Notes to the Combined Statements of Revenues and Certain Expenses

(dollars in thousands)

Note 1 – Organization and Nature of Business

On June 15, 2018, the Company, through wholly-owned subsidiaries of its operating partnership, Easterly Government Properties LP, entered into a purchase and sale agreement with affiliates of Saban Real Estate LLC, an unaffiliated third party, to acquire a portfolio of 14 properties. On September 13, 2018, the Company completed the acquisition of eight of the 14 portfolio properties (the “First Closing Properties”) and, on October 16, 2018, the Company completed the acquisition of three additional portfolio properties (the “Second Closing Properties”).  On January 31, 2019, the Company completed the acquisition of the three remaining portfolio properties (the “Final Closing Properties”, and together with the First Closing Properties and the Second Closing Properties, the “Acquired Properties”).

The Acquired Properties were acquired in asset acquisitions and consist of the following:

First Closing Properties

Various GSA - Buffalo, NY

Various GSA - Buffalo, a 267,766-square foot multi-tenanted Class A office building completed in 2004, is primarily occupied by two federal agencies: the Department of Veterans Affairs (VA) and the Internal Revenue Service (IRS). It also houses one of the National Labor Relations Board’s 26 regional offices. The U.S. Government leases 94% of the 100% leased building.

Various GSA - Chicago, IL

Various GSA - Chicago, a multi-tenanted office building fully renovated in 1999, is strategically located next to Chicago O’Hare International Airport and serves as the Federal Aviation Administration’s (FAA) Great Lakes Regional Office, which oversees operations in eight states. The U.S. Department of Agriculture (USDA) also maintains a presence within the facility. The 239,331-square foot building is 96% leased.

TREAS - Parkersburg, WV

TREAS - Parkersburg, a 182,500-square foot build-to-suit property, was built in multiple phases in 2004 and 2006 and is 100% leased to the General Services Administration (GSA) for the beneficial use of the Bureau of Fiscal Service (BFS). This mission critical agency within the U.S. Department of Treasury has been located in Parkersburg since 1957 and currently occupies three buildings in the vicinity.

SSA - Charleston, WV

SSA - Charleston, a 110,000-square foot single tenant facility fully renovated in 2000, is occupied by the Office of Hearings Operations (OHO), a part of the Social Security Administration (SSA). The Charleston hearing office services three SSA field offices in Ohio and nine SSA field offices in West Virginia. The 100% leased facility features courtrooms, administrative offices and public service areas.

FBI - Pittsburgh, PA

FBI - Pittsburgh serves as one of 56 Federal Bureau of Investigation (FBI) field offices located throughout the country. The 100,054-square foot facility was built-to-suit for the FBI in 2001 and is 100% leased. This facility oversees operations for nine surrounding resident agencies located throughout Pennsylvania and the entirety of West Virginia.

GSA - Clarksburg, WV

GSA - Clarksburg serves as a multi-tenanted federal center for various federal tenants within the market area, including the FBI, Drug Enforcement Agency (DEA), SSA, Offices of the U.S. Attorneys, and Small Business Association (SBA). This 100% leased 63,760-square foot build-to-suit facility was constructed in 1999 and serves the five tenant agencies through a single GSA lease.

ICE - Pittsburgh, PA

ICE - Pittsburgh, a state-of-the-art, build-to-suit facility constructed in 2004, is occupied by the U.S. Immigration and Customs Enforcement (ICE), which works to promote homeland security and public safety with respect to border control, customs, trade and immigration for the surrounding Pittsburgh region. The Class A facility houses the Homeland Security Investigations (HSI) division, dedicated to combating criminal organizations illegally exploiting America’s travel, trade, financial and immigration systems. This 33,425-square foot facility is located adjacent to the FBI - Pittsburgh field office and is 76% leased.

SSA - Dallas, TX

SSA - Dallas is a 27,200-square foot build-to-suit facility 100% leased to the GSA for the beneficial use of the SSA. Built in 2005, this facility integrates state-of-the-art systems to serve as a local field office with superb access from one of Dallas’s busiest thoroughfares.

ACQUIRED PROPERTIES

Notes to the Combined Statements of Revenues and Certain Expenses

(dollars in thousands)

Second Closing Properties

JUD - Charleston, SC

JUD - Charleston, an historic townhouse with a modern annex that, together with two adjacent federally-owned buildings, constitutes the federal judicial complex in Charleston. The original building dates to 1795 and was fully renovated in 1999 when the annex was constructed. The building, known as the Josiah House, contains three district judge courtrooms and four judges’ chambers. It is physically connected on the second floor to the J. Waties Waring Judicial Center. This 50,888-square foot federal courthouse is 100% leased.

VA - Baton Rouge, LA

VA - Baton Rouge, constructed in 2004, serves as a VA outpatient facility for Baton Rouge and the surrounding veteran population. This facility is one of two VA medical treatment facilities in Baton Rouge. Situated close to the largest private medical center in Louisiana, VA - Baton Rouge is 30,000-square feet in size and currently 100% leased to the VA.

DEA - Bakersfield, CA

DEA - Bakersfield is a build-to-suit facility that houses the Bakersfield Resident Office for the DEA’s San Francisco Division. This 9,800-square foot facility houses two holding cells, provides for secure and enclosed first floor parking and offers second story office space with secured rooms for weapons and drug storage. The facility was constructed in 2000 and is 100% leased.

Final Closing Properties

DEA - Sterling, VA

DEA - Sterling serves as a special testing and research laboratory to assist the DEA in performing mission critical forensic analyses. The 49,692-square foot facility was built-to-suit in 2001 and includes evidence rooms, computer labs, cryptography and various other specialized laboratories. The facility is 100% leased through 2020.

FDA - College Park, MD

FDA - College Park houses a laboratory for the Food and Drug Administration’s (FDA) Center for Food Safety and Applied Nutrition (CFSAN), one of the FDA’s seven product-oriented centers.  The 80,677-square foot office and laboratory was built-to-suit in 2004 and is 100% leased through 2029. The facility is part of the University of Maryland’s Research Park and is located two blocks from CFSAN headquarters in the Harvey W. Wiley Building, forming a campus which links university researchers, students and staff with federal laboratories and private sector companies.

Various GSA - Portland, OR

Various GSA - Portland, a Class A trophy multi-tenanted asset, was built in 2002 and is strategically located within Portland’s Central City Plan District along the MAX light rail system. The 225,057-square foot facility is occupied by tenants such as the USDA, U.S. Army Corp of Engineers (ACOE), FBI and the Bureau of Alcohol, Tobacco, Firearms and Explosives (ATF).

The accompanying combined statements of revenues and certain expenses (the “Statements”) relate to the combined operations of each of the Acquired Properties.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The Statements relate to the Acquired Properties and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, are not representative of the actual results of operations of the Acquired Properties for the nine months ended September 30, 2018 (unaudited) or for the year ended December 31, 2017, due to the exclusion of the following revenues and expenses which may not be comparable to the proposed future operations of the Acquired Properties:

•	depreciation and amortization,
•	interest income and expense,
•	amortization of above and below market leases, and
•	other miscellaneous revenues and expenses not directly related to the proposed future operations of the Acquired Properties.

ACQUIRED PROPERTIES

Notes to the Combined Statements of Revenues and Certain Expenses

(dollars in thousands)

Since the Acquired Properties were acquired from an unrelated third party, the Statements have been prepared for the fiscal year ended December 31, 2017 and interim period ended September 30, 2018. Information presented for the nine months ended September 30, 2018 includes the operations of the First Closing Properties for the period from January 1, 2018 through September 12, 2018 and the operations of the Second Closing Properties and Final Closing Properties for the period from January 1, 2018 through September 30, 2018. Operations of the First Closing Properties for the period from September 13, 2018 through September 30, 2018 are included in the Easterly Government Properties, Inc. Quarterly Report on Form 10-Q for the period ended September 30, 2018 filed with the Securities and Exchange Commission on November 5, 2018.

Principles of Combination

The Statements include selected accounts of the real estate operating assets and are presented on a combined basis as the Acquired Properties were under common control for all periods being presented.

Revenue Recognition

Rental income is recognized on the straight-line basis over the term of the related lease when collectability is reasonably assured. The straight-line rent adjustment decreased revenue for the Acquired Properties by approximately $0.4 million in the nine months ended September 30, 2018 (unaudited) and increased revenue by $1.3 million in the year ended December 31, 2017.

Tenant reimbursements include reimbursement for operating expenses which are determined by the base year operating expenses and are subject to reimbursement in subsequent years based on changes in the consumer price index for urban wage earners and clerical workers. This portion of rental income is recognized in the period in which it is earned. Tenant reimbursements also include amounts due from tenants for real estate taxes and other reimbursements. Real estate taxes over the base year are reimbursed by the tenant and are recognized as revenues in the period during which the revenues are earned.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting period to prepare the accompanying Statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

Unaudited Interim Combined Statement

The combined statement of revenues and certain expenses for the nine months ended September 30, 2018 is unaudited. In the opinion of management, this statement reflects all adjustments necessary for a fair statement of the results of the interim period in accordance with Rule 3-14 of Regulation S-X. All such adjustments are of a normal recurring nature.

Note 3 – Operating Leases

The Acquired Properties are 95% leased to the U.S. Government and 5% leased to private tenants with various expiration dates extending to 2029. Minimum future rentals for non-cancelable lease terms at December 31, 2017 are as follows (unaudited):

Minimum
Year	Rent
2018	$37,515
2019	35,154
2020	26,420
2021	11,698
2022	9,518
Thereafter	36,483
Total	$156,788

Total minimum future rentals presented above do not include amounts to be received as tenant reimbursements, straight-line rent adjustments, or other income.

Note 4 – Subsequent Events

Management has evaluated subsequent events through April 17, 2019, which is the date the financial statements were available to be issued and concluded that there are no items requiring adjustment of the financial statements or additional disclosure.